UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 15, 2009

ACTIVISION BLIZZARD, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15839	95-4803544
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Ocean Park Boulevard, Santa Monica, CA		90405
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (310) 255-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Conditions.

On April 16, 2009, Activision Blizzard, Inc. (the “Company”) issued a press release containing information about its net revenue and earnings per diluted share for the fiscal first quarter ended March 31, 2009. A copy of the press release is attached here to as Exhibit 99.1.

Non-GAAP Financial Measures

The Company provides net revenues and earnings (loss) per share  both including (in accordance with GAAP) and excluding (non-GAAP) the impact of the change in deferred net revenues and related costs of sales; expenses related to equity-based compensation costs; the Company’s non-core exit operations (which is the operating results of products and operations from the historical Vivendi Games, Inc. businesses that the Company has exited or is winding down); one-time costs related to the business combination between Activision, Inc. and Vivendi Games, Inc. (including transaction costs, integration costs, and restructuring activities); the amortization of intangibles and the associated changes in cost of sales resulting from purchase price accounting adjustments from the business combination; and the associated tax benefits.  Please refer to the table at the back of the press release for a reconciliation to GAAP of the Company's non-GAAP financial measures.

As online functionality becomes a more important component of gameplay, certain of  the Company’s online-enabled games for certain platforms contain a more-than-inconsequential separate service deliverable in addition to the product, and the Company’s performance obligations for these games extends beyond the sale of the games. Vendor-specific objective evidence of fair value does not exist for the online services, as the Company does not plan to separately charge for this component of online-enabled games. As a result, the Company recognizes all of the revenues from the sale of these games ratably over the estimated service period. In addition, the Company defers the costs of sales of those titles to match revenues.

Revenues related to the sale of World of Warcraft boxed software, including the sale of expansion packs and other ancillary revenues, is deferred and recognized ratably over the estimated customer life beginning upon activation of the software and delivery of the services.

As a consequence, the Company’s non-GAAP results exclude the impact of the change in deferred revenues and related costs of sales related to certain of the Company’s online-enabled games for certain of the Microsoft, Sony, Nintendo and PC platforms and for World of Warcraft boxed software, including the sale of expansion packs and other ancillary revenues, in order to provide comparable year-over-year performance.

The Company recognizes that there are limitations associated with the use of these non-GAAP financial measures as they do not reflect net revenues and earnings (loss) per share as determined in accordance with GAAP, and may reduce comparability with other companies that calculate similar non-GAAP measures differently.

Management compensates for the limitations resulting from the exclusion of these items by considering the impact of these items separately and by considering the Company’s GAAP as well as non-GAAP results and outlook and, in the press release, by presenting the most comparable GAAP measures directly ahead of non-GAAP measures, and by providing a reconciliation which indicates and describes the adjustments made.

Management believes that the presentation of these non-GAAP financial measures provides investors with additional useful information to measure the Company’s financial and operating performance because they facilitate comparison of operating performance between periods.

Management further believes that reflecting the use of non-GAAP measures that eliminate the impact of the change in deferred revenues and related costs of sales in its operating results is important when evaluating the Company’s operating performance, and when planning, forecasting and analyzing future periods.

Management also believes that non-GAAP measures that exclude the Company’s non-core exit operations, one-time costs related to the business combination between Activision, Inc. and Vivendi Games, Inc. (including transaction costs, integration costs, and the costs associated with restructuring activities), the amortization of intangibles and the associated changes in cost of sales resulting from purchase price accounting adjustments from the business combination, provides a better comparison to prior periods in which Activision, Inc. and Vivendi Games, Inc. were operating as stand-alone companies, and the resulting effects arising from the business combination does not affect the on-going economics of the combined entity. Management believes the use of these non-GAAP financial measures helps investors to better understand the results of the Company. Internally, management uses these non-GAAP financial measures in assessing the Company’s operating results, as well as in planning and forecasting.

These non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP.

These non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles, and the terms non-GAAP net revenues and non-GAAP earnings per share do not have a standardized meaning. Therefore, other companies may use the same or similarly named measures, but exclude different items, which may not provide investors a comparable view of the Company’s performance in relation to other companies.

Certain Information Not Filed.

The information in this Item 2.02 and Exhibit 99.1 attached to this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall this Item 2.02 or such Exhibit 99.1 or any of the information contained therein be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934 or the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain  Officers.

(e)     On April 15, 2009, the Company entered into an amendment to Thomas Tippl’s employment agreement setting forth the terms under which Mr. Tippl, the Company’s Chief Financial Officer, will serve as the Company’s Chief Corporate Officer and Chief Financial Officer (the “Amendment”).

Pursuant to the Amendment, which is effective as of February 15, 2009, the term of Mr. Tippl’s employment with the Company under his agreement will expire on April 15, 2014.  Mr. Tippl’s annual base salary will initially be $750,000 per year and will be increased annually in an amount at least equal to the average percentage increase approved by the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) for members of the executive leadership team, excluding any increases guaranteed by contract or due to an executive’s significant promotion or modification in duties.  Mr. Tippl will be eligible to receive an annual bonus with a target amount of 100% of his base salary based upon achievement of financial and business objectives determined by the Compensation Committee.

Pursuant to the Amendment, Mr. Tippl will receive a grant of 1,200,000 stock options and 150,000 shares of restricted stock.  The options and restricted stock will vest ratably over the first five anniversaries of the effective date of the Amendment.  Mr. Tippl will also receive a grant of 80,000 performance shares, which will vest in their entirety on the first anniversary of the effective date subject to the Company attaining a specified non-GAAP earnings per share target.  These equity awards will be subject to the terms of the Activision Blizzard, Inc. 2008 Incentive Plan and the Company’s standard forms of employee award agreements.

The Amendment assigns the employment agreement, which was originally with Activision Publishing, Inc., to the Company.

Item 9.01.              Financial Statements and Exhibits.

(d)  Exhibits

99.1         Press Release dated April 16, 2009 (furnished not filed)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2009	ACTIVISION BLIZZARD, INC.

	By:	/s/ George L. Rose
George L. Rose
Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 16, 2009 (furnished not filed)